AMENDMENT NO. 1 TO
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

     This Amendment No. 1 (the “Amendment”) dated as of July 28, 2006, is by and among ROSS STORES, INC. (the “Borrower”), Bank of America, N.A. (“Bank of America”) and each of the other lending institutions listed on Schedule 1 hereto on the date hereof (each such lending institution a “Bank” and collectively, the “Banks”), Bank of America, N.A., as administrative agent for itself and each other Bank (the “Administrative Agent”), and Banc of America Securities LLC and Wachovia Capital Markets LLC (together, the “Arrangers”).

RECITALS

     WHEREAS, the parties entered into a certain Amended and Restated Revolving Credit Agreement dated as of March 31, 2004 (the “Credit Agreement”). Bank of America is successor by merger to Fleet National Bank; and

     WHEREAS, the parties desire to amend the Agreement.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     A Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Credit Agreement.

     B Amendments. The Credit Agreement is hereby amended as follows:

     1. Definitions.

     (a) All references in the Credit Agreement to “Fleet” or “Fleet National Bank” shall be deemed references to “Bank of America”.

     (b) The following definitions are hereby amended and restated in their entirety as follows:

     Fee Letter. The letter agreement dated as of June 2006 among Bank of America, N.A., Banc of America Securities LLC and the Borrower.

     Increase Effective Date. See Section 2.21(d).

   Internal Control Event. A determination, either by the Borrower or its independent accounting firm, of the occurrence or existence of any material weakness in, or fraud that involves management or other employees who have a significant role in, the Borrower’s internal controls over financial reporting.

     L/C Sublimit. At any time, an amount equal to 50% of the Total Commitment in effect at such time less (i) the sum of the Stated Amount of all Letters of Credit outstanding at such time, less (ii) the aggregate amount of all unreimbursed draws under outstanding Letters of Credit at such time that have not been added to the Loan Account as Revolving Credit Loans.

     Revolving Credit Maturity Date. The term “Revolving Credit Maturity Date” is hereby amended and restated in its entirety as follows: “July 27, 2011, or such earlier date on which the Loans become due and payable pursuant to Section 7.2 hereof.”

     Significant Subsidiary. The term Significant Subsidiary is hereby amended and restated in its entirety as follows:

     “Any domestic or foreign Subsidiary of the Borrower, including a subsidiary of such Subsidiary, which meets any of the following conditions:

     (1) The Borrower’s and its other Subsidiaries’ investments in and advances to the Subsidiary exceed 10 percent of the total assets of the Borrower Affiliated Group consolidated as of the end of the most recently completed fiscal year; or

     (2) The Borrower’s and its other Subsidiaries’ proportionate share of the total assets (after intercompany eliminations) of the Subsidiary exceeds 10 percent of the total assets of the Borrower Affiliated Group consolidated as of the end of the most recently completed fiscal year; or

     (3) The Borrower’s and its other Subsidiaries’ equity in the income from continuing operations before income taxes, extraordinary items and cumulative effect of a change in accounting principle of the Subsidiary exceeds 10 percent of such income of the Borrower Affiliated Group consolidated for the most recently completed fiscal year;

provided, however, that the foregoing shall be computed in accordance with the guidance provided by the definition of “Significant Subsidiary” under Regulation S-X promulgated under the Securities Exchange Act of 1934, as amended.”

     Swingline Commitment. The obligation of the Swingline Lender to make Swingline Loans to the Borrower in a maximum principal amount not exceeding at any time the amount set forth opposite the Swingline Lender’s name on Schedule 1 hereto. As of the date of this Agreement, the Swingline Commitment is $60,000,000. The amount of the Swingline Commitment shall be increased from time to time pursuant to Section 2.21(f), and Schedule 1 shall be amended to reflect any such increase.

     Total Commitment. As of any date, the sum of the then-current Commitment Amounts of the Banks. As of the date of this Agreement, the Total Commitment (including the Swingline Commitment) is $600,000,000. The amount of the Total Commitment may be reduced pursuant to Section 2.7 and increased pursuant to Section 2.21.

     2. Interest Rates. Table 1 in Section 2.9(c) is hereby amended and restated to read as follows:

Table 1

			Applicable	Applicable
Level	Rating	Adjusted Interest	LIBOR	Commitment Fee
		Coverage Ratio	Margin*	Rate
I)	<BBB-	less than 2.5 to 1	0.900%	0.175%

II)	BBB-	greater than or equal to
		2.50 to 1
		but less than 3.0 to 1	0.625%	0.150%

III)	BBB	greater than or equal to
		3.0 to 1	0.450%	0.100%
		but less than 4.0 to 1

IV)	BBB+	greater than or equal to
		4.0 to 1	0.350%	0.080%
		but less than 5.0 to 1

V)	>A-	greater than or equal to
		5.0 to 1	0.300%	0.070%

     3. Utilization Fee. Section 2.10 of the Credit Agreement is hereby amended and restated to read as follows:

     2.10. Utilization Fee. For each day on which Utilization exceeds 50% of the Total Commitment as in effect on such day, there shall be a utilization fee payable (the “Utilization Fee”) to the Administrative Agent for the ratable account of the Banks, on the aggregate amount of all Revolving Credit Loans (including Swingline Loans) outstanding on such day. The Utilization Fee shall be computed for each such day at the rate of 0.10% per annum and shall be payable quarterly in arrears on the last day of March, June, September and December of each year and on the Revolving Credit Maturity Date. The Administrative Agent shall, at least three (3) Business Days prior to the last day of each quarter, provide to the Borrower an estimated invoice reflecting the estimated amount of the Utilization Fee due for such quarter, which estimate shall be updated by the Administrative Agent on the last day of such quarter.

     4. Letter of Credit Fees. Table 2 in Section 2.19(c) is hereby amended and restated to read as follows:

Table 2

Level	Rating		Standby	Documentary
		Adjusted Interest	Letter of	Letter of
		Coverage Ratio	Credit Fee	Credit Fee
I)	<BBB-	less than 2.5 to 1	0.900%	0.200%

II)	BBB-	greater than or equal to
		2.50 to 1
		but less than 3.0 to 1	0.625%	0.200%

III)	BBB	greater than or equal to
		3.0 to 1	0.450%	0.200%
		but less than 4.0 to 1

IV)	BBB+	greater than or equal to
		4.0 to 1	0.350%	0.200%
		but less than 5.0 to 1

V)	>A-	greater than or equal to
		5.0 to 1	0.300%	0.200%

     5. Increase in Total Commitment. A new Section 2.21 is hereby added to the Credit Agreement to read as follows:

     2.21. Increase in Total Commitment. (a) Request for Increase. Provided (i) there exists no Default or Event of Default, (ii) the Borrower has delivered to the Administrative Agent evidence that the increase contemplated by this Section 2.21 has been duly authorized by all necessary corporate action, and (iii) the Borrower has delivered to the Administrative Agent a legal opinion of in-house or special counsel with respect to due corporation authorization of the increase contemplated by this Section 2.21, then, upon notice to the Administrative Agent (which shall promptly notify the Banks), the Borrower may from time to time request an increase in the Total Commitment by an amount not exceeding $200,000,000 in the aggregate for all such requests; provided that the Borrower may make a maximum of three such requests. At the time of sending such notice, the Borrower (in consultation with the Administrative Agent) shall specify the time period within which each Bank is requested to respond (which shall in no event be less than ten Business Days from the date of delivery of such notice to the Banks).

     (b) Bank Elections to Increase. Each Bank shall notify the Administrative Agent within such time period whether or not it agrees to increase its Revolving Credit Commitment and, if so, whether by an amount equal to, greater than, or less than its Revolving Credit Commitment Percentage of such requested increase. Any Bank not responding within such time period shall be deemed to have declined to increase its Revolving Credit Commitment.

     (c) Notification by Administrative Agent; Additional Banks. The Administrative Agent shall notify the Borrower and each Bank of the Banks’ responses to each request made hereunder. In the event that the aggregate amount of the increases agreed to by the Banks (including those Banks willing to agree to an increase in their Revolving Credit Commitments in amounts greater than their Revolving Credit Commitment Percentages) is less than the amount of increase requested by the Borrower, then, to achieve the full amount of the requested increase, the Borrower may also invite additional Eligible Assignees approved by the Administrative Agent to become Banks pursuant to a joinder agreement in form and substance satisfactory to the Administrative Agent and its counsel.

     (d) Effective Date and Allocations. If the Total Commitment is increased in accordance with this Section, the Administrative Agent and the Borrower shall determine the effective date (the “Increase Effective Date”) and the final allocation of such increase. The Administrative Agent shall promptly notify the Borrower and the Banks of the final allocation of such increase and the Increase Effective Date.

     (e) Conditions to Effectiveness of Increase. As a condition precedent to such increase, the Borrower shall deliver to the Administrative Agent a certificate of the Borrower and each Significant Subsidiary, dated as of the Increase Effective Date (in sufficient copies for each Bank), signed by the chief financial officer or treasurer of the Borrower and each such Significant Subsidiary, (i) certifying and attaching the resolutions adopted by such entity approving or consenting to such increase, and (ii) in the case of the Borrower, certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in Section IV of the Agreement, and the representations and warranties in each other Loan Document, are true and correct on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Section 2.21, the representations and warranties contained in Section 4.7 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 5.1, and (B) no Default or Event of Default exists. The Borrower shall prepay any Loans outstanding on the Increase Effective Date (and pay any additional amounts required pursuant to Section 2.16) to the extent necessary to keep the outstanding Loans ratable with any revised Revolving Credit Commitment Percentages arising from any change in the Revolving Credit Commitments under this Section.

     (f) Swingline Commitment. The amount of the Swingline Commitment shall be increased pro rata in connection with any increase in the Total Commitment made pursuant to this Section 2.21.

     (g) Conflicting Provisions. This Section shall supersede any provisions in Section 8.5(b) or 9.8(a) to the contrary.

     6. Financial Reporting. Sections 5.1(a) and 5.1(f) of the Credit Agreement are hereby amended and restated to read as follows:

     (a) as soon as available, but in any event within 90 days after the end of each fiscal year of the Borrower, (i) a Consolidated balance sheet as of the end of, and a related Consolidated statement of income, Consolidated statement of stockholders’ equity and consolidated statement of cash flows for, such year, prepared in accordance with GAAP and audited and certified without qualification by Deloitte & Touche LLP or another “Big Four” accounting firm, and (ii) accompanied, to the extent such an opinion is required by applicable law or otherwise delivered to the Board of Directors or a committee thereof, by a copy of the opinion of such accounting firm assessing the Borrower’s internal controls over financial reporting in accordance with Item 308 of SEC Regulation S-K, PCAOB Auditing Standard No. 2 and Section 404 of the Sarbanes-Oxley Act of 2002;

     (f) immediately (i) upon the Borrower’s determination at any time of the occurrence or existence of any Internal Control Event, (ii) upon the Borrower’s obtaining knowledge of the determination by the independent accounting firm providing the opinion referenced in Section 5.1(a)(ii) (in connection with its preparation of such opinion), of the occurrence or existence of any Internal Control Event; and/or (iii) upon the Borrower’s becoming aware of the existence of any condition or event that constitutes a Default or Event of Default, written notice of the event or determination specified in clauses (i), (ii) or (iii) specifying the nature and duration thereof and the action being or proposed to be taken with respect thereto, and (iv) upon receipt thereof, copies of any notice (whether formal or informal) of any cancellation or termination of any insurance maintained by any member of the Borrower Affiliated Group;

     7. Indebtedness. A new Section 6.1(e) is hereby added to the Credit Agreement to read as follows:

     (e) Indebtedness of up to $150,000,000 in respect of a private placement financing to be arranged by Banc of America Securities LLC and scheduled to close on or around July 31, 2006.

     8. Permitted Encumbrances. Section 6.4(h) of the Credit Agreement is hereby amended and restated to read as follows:

     (h) Security interests and liens securing charges or obligations of the Borrower Affiliated Group in amounts not to exceed $25,000,000 in the aggregate outstanding at any time in addition to those Encumbrances permitted under subsections (a) through (g) of this Section, provided, however, that with respect to purchase money liens securing the purchase price of capital assets (including rights of lessors under capital leases), (A) each such Encumbrance is given solely to secure the purchase price of, or the lease obligations relating to, such asset, does not extend to any other property and is given at the time or within 30 days of the acquisition of such asset, and (B) the Indebtedness secured thereby does not exceed the lesser of the cost of such asset or its fair market value at the time such security interest attaches; and

     9 Amendments, Waivers, Etc. Section 9.8 of the Credit Agreement is hereby renumbered as Section 9.8(a) and a new Section 9.8(b) is hereby added to read as follows:

     (b) If any Bank does not consent to a proposed amendment, waiver, consent or release with respect to any Loan Document that requires the consent of each Bank and that has been approved by the Majority Banks, the Borrower may replace such non-consenting Bank in accordance with Section 9.18; provided that such amendment, waiver, consent or release can be effected as a result of the assignment contemplated by such Section (together with all other such assignments required by the Borrower to be made pursuant to this paragraph).

     10. Replacement of Banks. A new Section 9.18 is hereby added to the Credit Agreement to read as follows:

     9.18 Replacement of Banks. If any Bank is a Delinquent Bank, or if the Borrower has the right to replace a Bank pursuant to Section 9.8(b), then the Borrower may, at its sole expense and effort, upon notice to such Bank and the Administrative Agent, require such Bank to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 9.10), all of its interests, rights and obligations under this Agreement and the related Loan Documents to an assignee that shall assume such obligations to an Eligible Assignee (which assignee may be another Bank, if a Bank accepts such assignment), provided that:

     (a) if the assignee is not a Bank, such assignee shall be satisfactory to the Administrative Agent in its reasonable discretion and the Borrower shall have paid to the Administrative Agent the assignment fee specified in Section 9.10(iv);

     (b) such Bank shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 2.16) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts); and

     (c) such assignment does not conflict with applicable laws.

A Bank shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Bank or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

     11. Schedule 1. Schedule 1 is hereby amended and restated in its entirety in the form attached as Schedule 1 hereto.

     C. Representations and Warranties. When the Borrower signs this Amendment, the Borrower represents and warrants to the Administrative Agent and each Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a Default or Event of Default under the Credit Agreement, (b) Exhibits B and C to the Credit Agreement are hereby updated and restated in the form attached as Exhibits B and C hereto, (c) the representations and warranties in the Credit Agreement, as qualified by Exhibits B and C hereto, are true as of the date of this Amendment as if made on the date of this Amendment except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that for purposes of this Section C, the representations and warranties contained in Section 4.7 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 5.1 of the Credit Agreement, (d) as of the date hereof, neither the Borrower nor any member of the Borrower Affiliated Group has any counterclaims, offsets, credits or defenses to the Loan Documents and the performance of their respective obligations thereunder, (e) this Amendment does not conflict with any law, agreement, or obligation by which the Borrower or any member of the Borrower Affiliated Group is bound, (f) the Borrower and each member of the Borrower Affiliated Group have taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment (other than any corporate action needed to authorize an increase in the Total Commitment under the new Section 2.21 being added to the Credit Agreement by this Amendment), (g) this Amendment has been duly executed by the Borrower, and this Amendment and the Credit Agreement as amended hereby constitute the Borrower’s legal, valid and binding obligations, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors’ rights generally, and except as the remedy of specific performance or of injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought, and (h) the execution, delivery and performance of this Amendment, and the Credit Agreement as amended hereby, do not require any approval or consent of, or filing or registration with, any governmental or other agency or authority, or any other party.

     D. Expenses. The Borrower will pay all reasonable and documented out-of-pocket costs and expenses incurred by the Administrative Agent, the Arrangers and their agents in connection with the preparation, documentation, syndication, negotiation, execution and administration of the Amendment including, but not be limited to, legal, syndication and direct out-of-pocket expenses. In addition, the Borrower will reimburse the Administrative Agent for the reasonable and documented cost of conducting UCC searches with respect to the Borrower and each Significant Subsidiary within 30 days following the date of the Amendment. This Section D is in addition to, and not in replacement of, Section 9.2 of the Credit Agreement.

     E. Conditions Precedent. This Amendment will be effective as of July 28, 2006 assuming that the Administrative Agent shall have received:

     (i) counterparts of this Amendment, duly executed on behalf of each of the Borrower, the Administrative Agent, the Co-Arrangers, and each of the Banks;

     (ii) evidence that the execution, delivery and performance by the Borrower of this Amendment have been duly authorized (other than any authorization needed to initiate an increase in the Total Commitment under the new Section 2.21 being added to the Credit Agreement by this Amendment);

     (iii) a legal opinion of counsel to the Borrower in form and substance satisfactory to the Administrative Agent; and

     (iv) payment of the fees required by the Fee Letter.

     F. Effect of Amendment. Except as expressly modified and amended in this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect, and the obligations of the Borrower hereunder and under the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect.

     G. Counterparts. This Amendment may be executed in counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

     H. Governing Law. This Amendment and the Credit Agreement as amended hereby shall be governed by and construed in accordance with the laws of the State of New York.

     I. Termination of Revolving Credit Commitments of Certain Banks. Each of the parties hereto acknowledges and agrees that the Revolving Credit Commitments of KeyBank National Association, Guaranty Bank, and Israel Discount Bank of New York shall be terminated simultaneously with the effectiveness of this Amendment. Southtrust Bank’s Revolving Credit Commitment has been succeeded to by Wachovia Bank, National Association (“Wachovia”), and Wachovia’s Revolving Credit Commitment reflects the combined Revolving Credit Commitments of both Banks. KeyBank National Association, Guaranty Bank, and Israel Discount Bank of New York are each executing this Amendment solely for purposes of consenting to the amendments contemplated hereby to the extent required by the existing Credit Agreement and for purposes of acknowledging and effecting the termination of their respective Revolving Credit Commitments.

[signature pages following beginning on next page]

    IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be executed by their duly authorized officers as of the day and year first above written.

The Borrower:

ROSS STORES, INC.

By:	/s/ J. Call
	Name:	John G. Call
	Title:	Senior Vice President, Chief Financial Officer
and Corporate Secretary

The Administrative Agent:

BANK OF AMERICA, N.A.,
as Administrative Agent, and individually
as a Bank

By:	/s/ Stephen J. Garvin
	Name:	Stephen J. Garvin
	Title:	Managing Director

Consent of Guarantors:

Each of the undersigned has guaranteed the Obligations under (and as defined in) the Credit Agreement referred to herein pursuant to a Subsidiary Guarantee dated as of July 20, 2006 (the “Guarantee”) The undersigned hereby absolutely and unconditionally (i) reaffirms the Guarantee, (ii) consents and agrees to the terms and conditions of this Amendment No. 1 to the Credit Agreement, and (iii) consents and agrees to any increase in the amount of the Total Commitment pursuant to Section 5 of this Amendment No. 1.

ROSS DRESS FOR LESS, INC.

By:	/s/ J. Call
	Name:	John G. Call
	Title:	Senior Vice President, Chief Financial Officer

ROSS PROCUREMENT, INC.

By:	/s/ J. Call
	Name:	John G. Call
	Title:	Senior Vice President, Chief Financial Officer

Counterpart signature page to
Amendment No. 1
dated as of July 28, 2006
to Amended and Restated
Revolving Credit Agreement,
among Ross Stores, Inc.,
Bank of America, N.A., as Administrative Agent,
and certain other Lending Institutions

WACHOVIA BANK, NATIONAL ASSOCIATION
as a Bank, in its capacity as Syndication Agent,
and in its capacity as successor to Southtrust Bank

By:	/s/ Tom Harper
Name: Tom Harper
Title: Managing Director

Counterpart signature page to
Amendment No. 1
dated as of July 28, 2006
to Amended and Restated
Revolving Credit Agreement,
among Ross Stores, Inc.,
Bank of America, N.A., as Administrative Agent,
and certain other Lending Institutions

JPMorgan Chase Bank, N.A.,
successor by merger to Bank One, NA,
as a Bank, and in its capacity as Co-Documentation Agent

By:	/s/ Jason A. Rastovski
Name: Jason A. Rastovski
Title: Vice President

Counterpart signature page to
Amendment No. 1
dated as of July 28, 2006
to Amended and Restated
Revolving Credit Agreement,
among Ross Stores, Inc.,
Bank of America, N.A., as Administrative Agent,
and certain other Lending Institutions

BNP PARIBAS
as a Bank, and in its capacity as Co-Documentation Agent

By:	/s/ Katherine Wolfe
Name: Katherine Wolfe
Title: Managing Director

By:	/s/ Sandy Bertram
Name: Sandy Bertram
Title: Vice President

Counterpart signature page to
Amendment No. 1
dated as of July 28, 2006
to Amended and Restated
Revolving Credit Agreement,
among Ross Stores, Inc.,
Bank of America, N.A., as Administrative Agent,
and certain other Lending Institutions

WELLS FARGO BANK,
as a Bank, and in its capacity as Co-Documentation Agent

By:	/s/ Gavin S. Holles
Name: Gavin S. Holles
Title: Vice President

Counterpart signature page to
Amendment No. 1
dated as of July 28, 2006
to Amended and Restated
Revolving Credit Agreement,
among Ross Stores, Inc.,
Bank of America, N.A., as Administrative Agent,
and certain other Lending Institutions

BANC OF AMERICA SECURITIES LLC

By:	/s/ Mark M. Andrew
Name: Mark M. Andrew
Title: Principal

Counterpart signature page to
Amendment No. 1
dated as of July 28, 2006
to Amended and Restated
Revolving Credit Agreement,
among Ross Stores, Inc.,
Bank of America, N.A., as Administrative Agent,
and certain other Lending Institutions

WACHOVIA CAPITAL MARKETS, LLC

By:	/s/ Tom Harper
Name: Tom Harper
Title: Managing Director

Counterpart signature page to
Amendment No. 1
dated as of July 28, 2006
to Amended and Restated
Revolving Credit Agreement,
among Ross Stores, Inc.,
Bank of America, N.A., as Administrative Agent,
and certain other Lending Institutions

BANK OF THE WEST

By:	/s/ Fred Vela
Name: Fred Vela
Title: RM

Counterpart signature page to
Amendment No. 1
dated as of July 28, 2006
to Amended and Restated
Revolving Credit Agreement,
among Ross Stores, Inc.,
Bank of America, N.A., as Administrative Agent,
and certain other Lending Institutions

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ Theresa L. Rocha
Name: Theresa L. Rocha
Title: Vice President

Counterpart signature page to
Amendment No. 1
dated as of July 28, 2006
to Amended and Restated
Revolving Credit Agreement,
among Ross Stores, Inc.,
Bank of America, N.A., as Administrative Agent,
and certain other Lending Institutions

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Gregory L. Dryden
Name: Gregory L. Dryden
Title: SVP

Counterpart signature page to
Amendment No. 1
dated as of July 28, 2006
to Amended and Restated
Revolving Credit Agreement,
among Ross Stores, Inc.,
Bank of America, N.A., as Administrative Agent,
and certain other Lending Institutions

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Marianne T. Meil
Name: Marianne T. Meil
Title: Senior Vice President

Counterpart signature page to
Amendment No. 1
dated as of July 28, 2006
to Amended and Restated
Revolving Credit Agreement,
among Ross Stores, Inc.,
Bank of America, N.A., as Administrative Agent,
and certain other Lending Institutions

NATIONAL CITY BANK

By:	/s/ Michael J. Durbin
Name: Michael J. Durbin
Title: Senior Vice President

Counterpart signature page to
Amendment No. 1
dated as of July 28, 2006
to Amended and Restated
Revolving Credit Agreement,
among Ross Stores, Inc.,
Bank of America, N.A., as Administrative Agent,
and certain other Lending Institutions

SUNTRUST BANK

By:	/s/ Steven A. Deily
Name: Steven A. Deily
Title: Managing Director

Counterpart signature page to
Amendment No. 1
dated as of July 28, 2006
to Amended and Restated
Revolving Credit Agreement,
among Ross Stores, Inc.,
Bank of America, N.A., as Administrative Agent,
and certain other Lending Institutions

THE BANK OF NEW YORK

By:	/s/ Michael Flannery
Name: Michael Flannery
Title: Managing Director

Counterpart signature page to
Amendment No. 1
dated as of July 28, 2006
to Amended and Restated
Revolving Credit Agreement,
among Ross Stores, Inc.,
Bank of America, N.A., as Administrative Agent,
and certain other Lending Institutions

GUARANTY BANK

By:	/s/ Daniel K. Guth
Name: Daniel K. Guth
Title: Senior Vice President

Counterpart signature page to
Amendment No. 1
dated as of July 28, 2006
to Amended and Restated
Revolving Credit Agreement,
among Ross Stores, Inc.,
Bank of America, N.A., as Administrative Agent,
and certain other Lending Institutions

ISRAEL DISCOUNT BANK OF NEW YORK

By:	/s/ Paul Verdi
Name: Paul Verdi
Title: Vice President

By:	/s/ David A. Acosta
Name: David A. Acosta
Title: First Vice President

Joinder to
to Amended and Restated
Revolving Credit Agreement,
dated as of March 31, 2004,
as amended by Amendment No. 1,
dated as of July 28, 2006,
among Ross Stores, Inc.,
Bank of America, N.A., as Administrative Agent,
and certain other Lending Institutions

    By executing this Joinder, the undersigned hereby becomes a party to the Credit Agreement, as amended by this Amendment No. 1, with the rights and obligations of a Bank thereunder, and with the Commitment Amount and Revolving Credit Commitment Percentage set forth on Schedule 1 to this Amendment.

    IN WITNESS WHEREOF, the undersigned has caused this Joinder Amendment to be executed by its duly authorized officers as of the day and year first above written.

CITICORP USA, INC.

By:	/s/ James M. Buchanan
Name: James M. Buchanan
Title: Vice President

ACKNOWLEDGED AND CONSENTED TO:

The Administrative Agent

BANK OF AMERICA, N.A.

By:	/s/ Stephen J. Garvin
	Name:	Stephen J. Garvin
	Title:	Managing Director

The Borrower:

ROSS STORES, INC.

By:	/s/ J. Call
	Name:	John G. Call
	Title:	Senior Vice President, Chief Financial Officer
and Corporate Secretary

SCHEDULE 1

    Revolving Credit Commitments and Revolving Credit Commitment Percentages

		Commitment	Commitment
1)	Bank	Amount	Percentage
	Bank of America, N.A.	$89,750,000*	14.9583%
	40 Broad Street
	Boston, MA 02109

	Wachovia Bank, National	$89,750,000	14.9583%
	Association
	1 South Broad Street
	8th Floor, PA4843
	Philadelphia, PA 19107

	JPMorgan Chase Bank, N.A.	$67,500,000	11.2500%
	21 South Clark Street
	Chicago, IL 60670

	Union Bank of California, N.A.	$65,000,000	10.8333%
	350 California Street
	San Francisco, CA 94104

	Wells Fargo Bank	$60,000,000	10.0000%
	555 Montgomery Street
	San Francisco, CA 94104

	U.S. Bank National Association	$50,500,000	8.4167%
	7th & Washington
	St. Louis, MO 63101

	Citicorp USA, Inc.	$50,000,000	8.3333%
	233 South Wacker Drive
	86th Floor
	Chicago, IL 60606

	BNP Paribas	$42,500,000	7.0833%
	1 Front Street
	San Francisco, CA 94111

National City Bank	$25,000,000	4.1667%
155 E. Broad Street
Columbus, Ohio 43251-0077

SunTrust Bank	$25,000,000	4.1667%
303 Peachtree Street
Atlanta, GA 30308

The Bank of New York	$20,000,000	3.3333%
One Wall Street
New York, NY 10286

Bank of the West	$15,000,000	2.5000%
180 Montgomery Street, 25th Floor
San Francisco, CA 94111

TOTAL	$600,000,000	100.00%

           Swingline Commitment

	Commitment	Commitment
Bank	Amount	Percentage
Bank of America, N.A.	$60,000,000	100.00%
40 Broad Street
Boston, MA 02109

EXHIBIT B

INDEBTEDNESS; ENCUMBRANCES

6.1(d) Indebtedness of the Borrower as of the Closing Date

1.	$70 million obligation under ten year synthetic lease agreement, expiring July 2013 (classified as “debt” per loan covenants)

2.	$17.2 million obligations under various two year synthetic leases, related to POS equipment, expiring from November 2006 to December 2007 (classified as “debt” per loan covenants)

6.2(b.) Guarantees (Standby Letters of Credit) of the Borrower as of the Closing Date

Issuer (Beneficiary)	Amount	Expiry Date
Bank of Butterfield (Green Island Reinsurance Pool)	6,629,079	1/1/2007

Fleet Bank (Ace American Insurance Company)	413,309	9/26/2006

Fleet Bank (Old Republic Insurance Company)	52,112,986	5/5/2007

Fleet Bank (Lumbermens Mutual Casualty Company)	73,000	5/7/2007

Bank of America (XL Specialty Insurance Company)	4,975,000	1/31/2007

6.4(b) Encumbrances

$17.2 million obligations under various two year synthetic leases, expiring from November 2006 to December 2007, in respect of certain POS equipment

EXHIBIT C

DISCLOSURE

4.1 Borrower Affiliated Group (at Closing Date)

Affiliate	Federal Tax ID#	State of Incorporation
Ross Stores, Inc.	94-1390387	Delaware

Ross Dress for Less, Inc.	20-0594333	Virginia

Ross Merchandising, Inc.	20-0583163	Delaware

Ross Procurement, Inc.	87-0735640	Delaware

Retail Assurance Group LTD.	98-0126155	Bermuda

4.6 Franchises, Patents, Copyrights, Etc.

    None to report.

4.10 Taxes

    The Borrower has issued waivers of the statute of limitations, extending the time for completion of certain tax audits, in the following jurisdictions:

Jurisdiction	Tax Period	Extended to
North Carolina State	FY 2001 – 2003	August 15, 2006
(Income Tax)

4.11 Litigation

    None to report.

4.12 Subsidiaries

    Ross Dress for Less, Inc. is a Significant Subsidiary as of the Closing Date

4.15 Environmental Matters

    None to report.

4.20 Certain Transactions

The Company paid $0.1 million, $1.6 million and $4.0 million for children’s apparel purchases at fair market value from The Gymboree Corporation in fiscal 2005, 2004 and 2003, respectively. Stuart G. Moldaw, a director and Chairman Emeritus of the Company, is also Chairman Emeritus of The Gymboree Corporation.